2Q 2024 Investor Overview

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the “Company” or “Capital”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” "projects", "can", "ongoing", “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing wars in Ukraine and in the Middle East; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; the ability to complete, or any delays in completing, the pending merger between the Company and IFHI; any failure to realize the anticipated benefits of the pending merger transaction when expected or at all; certain restrictions during the pendency of the transaction that may impact the Company's ability to pursue certain business opportunities or strategic transactions; the possibility that the pending merger transaction may be more expensive to complete than anticipated, including as a result of conditions imposed by regulators, unexpected conditions, factors or events, diversion of management's attention from ongoing business operations and opportunities; and other factors that may affect our future results. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. Non-U.S. GAAP Financial Measures This presentation may include certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. If included in this presentation, see the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. 2

Capital Bancorp, Inc. (NASDAQ-CBNK) Financial Highlights Corporate Timeline Founded as Harbor Capital National Bank Recapitalized by investor group led by Stephen Ashman Acquired three failed institutions including OpenSky® CEO Ed Barry joined Capital Bank Assets exceed $1 billion Successful IPO and inclusion in R2000 OpenSky® accounts exceed 168,000 1999 2002 2011 2012 2017 2018 Originated $371 million SBA-PPP loans (2020 & 2021) 2020 $40MM net income, dividend initiated, assets exceed $2 billion OpenSky® accounts exceed 700,000 2021 Capital Bank reports record earnings 2022 (in millions except per share data) Balance Sheet June 30, 2024 March 31, 2024 QoQ Result June 30, 2023 YoY Result Assets $ 2,439 $ 2,324 4.9% $ 2,228 9.5% Portfolio Loans 2,022 1,965 2.9% 1,838 10.0% Deposits 2,100 2,006 4.7% 1,934 8.6% Quarterly Financial Performance Tangible Book Value per Share(1) $ 19.26 $ 18.68 3.1% $ 16.98 13.4% Earnings per Share, Diluted $ 0.59 $ 0.47 25.5% $ 0.52 13.5% Earnings per Share, Diluted, as adjusted(1) $ 0.59 $ 0.51 15.7% $ 0.52 13.5% ROAA, annualized 1.40% 1.15% 25 bps 1.34% 6 bps ROAA, annualized, as adjusted(1) 1.41% 1.24% 17 bps 1.34% 7 bps ROAE, annualized 12.53% 10.19% 234 bps 12.30% 23 bps ROAE, annualized, as adjusted(1) 12.62% 11.03% 159 bps 12.30% 32 bps Efficiency Ratio 67.11% 71.95% -484 bps 70.41% -330 bps Efficiency Ratio, as adjusted(1) 66.92% 70.22% -330 bps 70.41% -349 bps Net Interest Margin 6.46% 6.24% 22 bps 6.63% -17 bps Net Interest Margin, as adjusted(1)(2) 4.00% 3.85% 15 bps 4.06% -6 bps (1) Refer to Appendix for reconciliation of non-GAAP measures. (2) Excluding credit card loans Capital Bank announces acquisition of Integrated Financial Holdings, Inc. (“IFHI”) subject to regulatory approval 2024 3

Business Model Remains Uniquely Diversified Source: Company Documents. Note: CBNK financial metrics as of 6/30/2024. 1 Excludes brokered CD’s and intracompany deposits. 2 Volume in FY 2021 was approximately $1.0 billion and volume in FY 2022 was approximately $300 million. 3 Excludes $1.8 million loss in Capital Bank Home Loans. Commercial Bank with IFH includes IFH 2023Y core net income of ~$7.5 million plus $5.3 million of fully phased-in after-tax cost savings. IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%. 4 This illustration includes certain expenses previously recorded directly to the Commercial Bank segment, allocated to the other segments for 2023. Commercial Banking • Nationwide Government Guaranteed Lending (GGL) business with niche expertise in Solar and Renewable Energy • Nationwide GGL servicing platform with attractive economics • Strong C&I pipeline with proven ability to originate $100+ million per year of loans $1.9B Portfolio Loans, ex. OpenSky $1.8B Deposits1 Commercial Bank (Legacy CBNK) Commercial Bank (IFH + Cost Saves) OpenSky Capital Bank Home Loans Other ~57% Commercial Banking ~67% Commercial Banking OpenSky $173mm Deposits $122mm Loans, net • Nationwide, secured credit card to help under- banked customers (re)establish their credit with opportunities for graduation into unsecured credit • Building capabilities to cross-sell products and services as card-holders progress on their customer journeys Capital Bank Home Loans $134mm 2Q24 YTD Volume2 $3mm 2Q24 YTD Revenue • Gain on sale margin and pipeline returning to normalized levels • Expense management has reduced losses while maintaining robust origination capabilities • Well-positioned for stabilization or decline in rates • Natural hedge against asset sensitivity of the balance sheet • Commercial branch-lite model focused on attractive Maryland, D.C. and Northern Virginia markets • High value-added services and targeted vertical expertise generates above-average risk-adjusted loan yields 57% 43% 1% 42% 25% 32% 0% $43mm 2Q24 YTD Revenue $39mm 2Q24 YTD Revenue FY 2023 Fully-Allocated Illustrative Net Income Contribution 3 4 4

Second Quarter 2024 Highlights 5 (1) Refer to Appendix for reconciliation of non-GAAP measures. (2) Excluding credit card loans Earnings and Profitability • Net Income of $8.2 million; as adjusted(1) of $8.3 million • Diluted EPS of $0.59; as adjusted(1) of $0.59 • Return on Average Assets of 1.40%; as adjusted(1) of 1.41% • Return on Average Equity of 12.53%; as adjusted(1) of 12.62% • Cash dividend of $0.10 per share declared, or 25% higher than the prior quarter • Pre-tax Merger-Related Expenses totaled $0.1 million; $0.8 million YTD Key Operating Trends Loans and Deposits • Net Interest Margin of 6.46% • Core Net Interest Margin, Adjusted(1)(2) of 4.00% • Efficiency Ratio of 67.11%; as adjusted(1) of 66.92% • Total portfolio loans increased $57.1 million, or 11.7% annualized, to $2.022 billion • Total average portfolio loans increased $65.3 million to $1.993 billion • Total deposits increased $94.7, or 25.2% annualized, million to $2.100 billion • Total average deposits increased $53.2 million to $2.011 billion • Portfolio loans-to-deposit ratio (average balances) of 99.1%

Pending Strategic Acquisition of IFHI

Source: S&P Global Market Intelligence; FactSet. 1 Based on IFH 2023Y core revenue; excludes one-time, non-recurring items. 2 Based on IFH 2023Y core net income based on reported net income of $11.2 million less $4.7 million in pre-tax adjustments, tax effected at 22.5%. 3 Return on invested capital represents IFH fully-synergized net income divided by the sum of deal value at announcement plus after-tax transaction charges less excess capital at closing. 4 Reflects the time it would have taken CBNK to achieve pro forma 2025 EPS on a standalone basis; based on median consensus estimates at announcement with a growth rate applied post-2025. Transaction Overview and Strategic Rationale Strategic Acquisition of IFH Transaction Materially Accelerates CBNK’s Strategic Plan Initiatives • Capital Bancorp, Inc. (NASDAQ: CBNK) is acquiring Integrated Financial Holdings, Inc. (OTCQX:IFHI), a $518 million asset bank holding company • Announced aggregate purchase price of $66.5 million ‒ 81% stock / 19% cash at announcement • IFH is headquartered in Raleigh, North Carolina • Branch-lite (single location) business model specializing in C&I, Government Guaranteed Lending (“GGL”) and renewables loan origination and servicing on a nationwide basis • High degree of fee income (48% of revenue1) and top-tier profitability track record (1.55% core ROAA2) CBNK Strategic Initiative ~17% 2025E EPS Accretion ~1.8 Yrs TBV per share Earnback (Years) 20%+ Return on Invested Capital3 ~2 Yrs EPS Pull- Forward (Years)4 • Growth in the commercial bank business line • Growth in fee income • Build domain expertise in new product / industry verticals • Further shift in the loan mix toward C&I and growth in regional C&I lending capabilities • Value accretive deployment of excess capital 7 As of Merger Announcement on March 27, 2024

Merger Closing and Integration Remains on Track Federal Reserve approval received on July 9th Merger is still subject to approval of the Office of the Comptroller of the Currency, CBNK’s and IFH’s shareholders and other customary closing conditions Planning for legal day 1 is substantially complete; Execution plans across a number of functional workstreams have been established Decisioning on critical technology and operational components is proceeding as expected Q2 2024 Achievements Legal Day 1 Proceeding 12 Months Filed final S-4; Shareholder vote scheduled for August 15th Received Federal Reserve approval Finalized org structure changes, employee decisions and retention initiatives Confirmed efficiency tasks and potential revenue synergies Finalizing post-LD1 integration and technology plan Substantially completed review of pro forma policies and procedures Participated in certain Pre-Legal Day 1: — Communicate integration and conversion plan to impacted areas — Deploy colleague training Legal Day 1: — Execute communications plan — Commence efficiency initiatives — General ledger conversion Integration continues — Fully execute on organizational initiatives — Coordinate corporate policies — Core conversion (planned for late February 2025) — Vendor consolidation Priority is to Deliver on Value Creation Commitments to Our Customers, Shareholders and the Communities That We Serve 8

Financial Information

Net Interest Income and Net Interest Margin $19,205 $19,673 $19,073 $19,375 $20,623 $15,168 $16,143 $15,035 $14,921 $15,785 $35,340 $36,810 $34,889 $35,008 $37,057 6.63% 6.71% 6.40% 6.24% 6.46% 4.06% 4.05% 3.92% 3.85% 4.00% 2Q23 3Q23 4Q23 1Q24 2Q24 Commercial Bank OpenSky Other Net Interest Margin Net Interest Margin, as Adjusted(1) $ in th ou sa nd s 10 (1) Refer to Appendix for reconciliation of non-GAAP measures. Note: Other includes CBHL and Corporate

Noninterest Income – Quarter to Date $4,714 $4,405 $3,996 $3,915 $4,368 $1,161 $1,255 $1,166 $1,352 $1,845 $810 $665 $773 $704 $677 $6,685 $6,325 $5,935 $5,971 $6,890 2Q23 3Q23 4Q23 1Q24 2Q24 OpenSky Capital Bank Home Loans Commercial Bank $ in th ou sa nd s 11 Note: Other income includes BOLI income, customer service fees, and other income.

Noninterest Expense – Quarter to Date $12,143 $12,419 $11,638 $12,907 $13,272 $1,536 $1,351 $1,573 $1,613 $1,864 $2,608 $2,358 $1,930 $1,947 $1,769 $6,559 $6,469 $6,128 $6,761 $6,788 $2,646 $1,565 $1,433 $2,032 $2,072 $4,100 $3,884 $4,205 $3,515 $3,645 $712 $83 $29,592 $28,046 $26,907 $29,487 $29,493 2Q23 3Q23 4Q23 1Q24 2Q24 Salaries and employee benefits Occupancy and equipment Professional fees Data processing Advertising Other expense Merger-related expenses $ in th ou sa nd s 12 Note: Other expense includes loan processing expense, outside service providers expense, regulatory expense, office expense and other operational losses

Profitability 1.34% 1.75% 1.63% 1.15% 1.40% 1.24% 1.41% 2Q23 3Q23 4Q23 1Q24 2Q24 Return on Average Assets ROAA ROAA, as Adjusted 13 12.30% 16.00% 14.44% 10.19% 12.53% 11.03% 12.62% 2Q23 3Q23 4Q23 1Q24 2Q24 Return on Average Equity ROAE ROAE, as Adjusted 70.41% 65.02% 65.91% 71.95% 67.11% 70.22% 66.92% 2Q23 3Q23 4Q23 1Q24 2Q24 Efficiency Ratio Efficiency Ratio Efficiency Ratio, as Adjusted $0.52 $0.70 $0.65 $0.47 $0.59 $0.51 $0.59 2Q23 3Q23 4Q23 1Q24 2Q24 Earnings Per Share, diluted EPS EPS, as Adjusted Note: Refer to Appendix for reconciliation of adjusted, non-GAAP measures.

Balance Sheet Composition Cash & Cash Equivalents 6% Portfolio Loans 83% AFS Securities Portfolio 8% Other Assets 3% Asset Composition Owner Occupied Commercial Real Estate 16% Non Owner- Occupied Commercial Real Estate 20% Residential Real Estate 30% Construction Real Estate 14% Other(1) 1% Credit Card 6% Commercial and Industrial 13% Portfolio Loan Composition 2Q24 Total Loans: $2.02B 2Q24 Total Assets: $2.44B Portfolio Loan Composition Changes • Total Portfolio Loans increased $57.1 million, or 2.9%, from March 31, 2024. • Owner Occupied Commercial Real Estate Loans totaled $319.4 million. • Non-Owner Occupied Commercial Real Estate Loans totaled $397.1 million. • Average Portfolio Loans increased $65.3 million, or 3.4%, from the first quarter 2024. • Average Portfolio loans-to-deposit ratio of 99.1%. 14 (1) Other is comprised of lender finance of $33.3 million, business equity lines of credit of $3.0 million, other consumer loans of $1.9 million and deferred origination fees, net of $6.8 million. Note: Portfolio loans are presented net of deferred fees and costs of $6.8 million. Credit Card loans are presented net of reserve for interest and fees. C&I + OO-CRE represents 29% of total Portfolio Loans

(in thousands) As of June 30, 2024 Loan Type Amount % of Total Portfolio Loans, Gross Weighted Average LTV Multi-family $ 156,744 7.7% 56.1% Retail $ 113,697 5.6% 54.2% Mixed Use 94,143 4.6% 51.3% Industrial 61,992 3.1% 54.6% Hotel 75,427 3.7% 50.8% Office 13,699 0.7% 63.1% Other 38,122 1.9% 48.2% Total NOO-CRE loans $ 397,080 19.6% 52.7% Total portfolio loans, gross $ 2,028,367 Non-Owner-Occupied Commercial Real Estate (“NOO-CRE”), incl. Multi-Family Non-Office NOO-CRE 19% Office <1% Multi-Family 8% 2Q24 Total Loans: $2.0B Loan-to-Value (“LTV”) • Weighted average LTV is calculated by reference to the most recent available appraisal of the property securing each loan. • Office Non-Owner-Occupied Commercial Real Estate loans totaled $13.7 million, or 0.7% of total portfolio loans, gross with a weighted average LTV of 63.1% 15

Owner-Occupied Commercial Real Estate (“OO-CRE”) Non-Office OO-CRE 14% Office 2% 2Q24 Total Loans: $2.0B Loan-to-Value (“LTV”) • Weighted average LTV is calculated by reference to the most recent available appraisal of the property securing each loan. • Other owner-occupied commercial real estate loans include special purpose loans of $58.3 million, skilled nursing loans of $53.8 million, and other loans of $27.5 million. • Office Owner-Occupied Commercial Real Estate loans totaled $42.9 million, or 2.1% of total portfolio loans, gross with a weighted average LTV of 57.1% 16 (in thousands) As of June 30, 2024 Loan Type Amount % of Total Portfolio Loans, Gross Weighted Average LTV Industrial $ 78,596 3.9% 53.3% Office 42,876 2.1% 57.1% Retail 40,596 2.0% 59.1% Mixed use 17,657 0.9% 65.6% Other 139,644 6.9% 61.2% Total OO-CRE loans $ 319,369 15.7% 58.7% Total portfolio loans, gross $ 2,028,367

High Quality, Low Risk Investment Portfolio U.S. Treasuries 64%Municipal 5% Corporate 2% Asset-backed 3% Mortgage-backed 26% 2Q24 Investment Securities: $208MM Investment Securities Portfolio • Classified as available for sale with a fair market value of $208 million, or 8.5% of total assets. • The amortized cost of the investment securities portfolio was $227.1 million, with an effective duration of 2.92 years. • U.S. Treasuries represent 64.3% of the overall investment portfolio. • The accumulated other comprehensive loss on the investment securities portfolio of $13.1 million represents 4.9% of total stockholders’ equity and $0.94 of TBVPS. • The Company does not have a held to maturity investment securities portfolio. 17

$570.2 $76.0 $118.0 $136.5 $900.7 2Q24 Cash and Cash Equivalents Unpledged Investment Securities Unsecured LOC with Other Banks Collateralized LOC Liquidity $ in m illi on s 18 Sources of Liquidity: • $570.2 million of collateralized lines of credit include: • $464.3 million of available borrowing capacity from the FHLB. • $105.9 million of available borrowing capacity from the Federal Reserve Bank of Richmond’s discount window. • Available lines of credit with other correspondent banks totaled $76.0 million. • Unpledged investment securities available as collateral for potential additional borrowings totaled $118.0 million. $764.2

Composition of Deposits Noninterest-bearing 33% Money Markets 32% Other Time Deposits 15% Brokered Time Deposits 7% Interest-bearing Demand 13%Savings <1% 2Q24 Total Deposits: $2.10B Deposit Composition and Costs • Total Deposits increased $94.7 million, or 4.7%, from March 31, 2024. • Average deposits increased $53.2 million, or 2.7%, from the first quarter 2024. • Interest bearing deposit costs decreased 4bps to 3.87% from 3.91% in the prior quarter and total deposit costs decreased 3bps to 2.61% from 2.64% in the prior quarter. • Transaction accounts (noninterest-bearing and interest-bearing demand) represent 45.3% of overall deposit funding at June 30, 2024. 19 (1) Annualized As of For the Three Months Ended (in thousands) June 30, 2024 June 30, 2024 Deposits: Spot Balance Average Balance Average Rate(1) Noninterest-bearing $ 684,574 $ 653,018 0.00% Interest-bearing demand 266,070 216,247 0.28% Savings 4,270 4,409 0.09% Money markets 672,455 671,240 4.21% Time deposits 473,059 465,822 5.07% Total deposits $ 2,100,428 $2,010,736 2.61%

Loan Yield and Deposit Rate Trends 9.54% 9.72% 9.59% 9.58% 9.72% 6.65% 6.76% 6.89% 6.96% 7.04% 3.13% 3.39% 3.70% 3.91% 3.87% 2Q23 3Q23 4Q23 1Q24 2Q24 Loan Yield Loan Yield, adjusted(1) Interest Bearing Deposits Rate 20 (1) Excluding credit card loans

Deposit Betas(1) 55% 58% 63% 68% 67% 36% 38% 43% 46% 46% 5.25% 5.50% 5.50% 5.50% 5.50% -1.50% -0.50% 0.50% 1.50% 2.50% 3.50% 4.50% 5.50% 6.50% -10% 10% 30% 50% 70% 90% 2Q23 3Q23 4Q23 1Q24 2Q24 Fe de ra l F un ds T ar ge t R at e D ep os it B et a Interest-bearing Deposit Beta Total Deposit Beta(2) Fed Funds Target 21 (1) Deposit betas are cumulative customer deposits for the current cycle; Federal Funds Target rates are end-of-period value (2) Includes noninterest bearing and interest-bearing deposits

Credit Metrics 0.71% 0.67% 0.72% 0.62% 0.58% 2Q23 3Q23 4Q23 1Q24 2Q24 Non-performing Assets / Total Assets 22 0.35% 0.38% 0.53% 0.41% 0.39% 2Q23 3Q23 4Q23 1Q24 2Q24 Annualized Net Charge-Offs / Average Portfolio Loans(1) 0.85% 0.82% 0.84% 0.73% 0.70% 2Q23 3Q23 4Q23 1Q24 2Q24 Non-performing Loans / Total Portfolio Loans(1) 1.50% 1.52% 1.50% 1.49% 1.53% 2Q23 3Q23 4Q23 1Q24 2Q24 Allowance for Credit Losses / Total Portfolio Loans(1) (1) Refer to Appendix for reconciliation of non-GAAP measures.

Robust Capital Ratios 12.82% 13.25% 13.56% 13.10% 13.25% 2Q23 3Q23 4Q23 1Q24 2Q24 Tier 1 Risk Based Capital Ratio Tier 1 Risk Based Capital Ratio 8.0% Well Capitalized Threshold 23 10.66% 10.69% 11.45% 11.16% 10.98% 8.93% 9.08% 9.91% 9.66% 9.53% 2Q23 3Q23 4Q23 1Q24 2Q24 Tangible Common Equity Holding Company Tangible Common Equity Capital Bank Tangible Common Equity Note: Ratios presented are for Capital Bank unless otherwise noted 14.08% 14.51% 14.81% 14.36% 14.51% 2Q23 3Q23 4Q23 1Q24 2Q24 Total Risk Based Capital Ratio Total Risk Based Capital Ratio 10.0% Well Capitalized Threshold 9.77% 10.04% 10.51% 10.29% 10.36% 2Q23 3Q23 4Q23 1Q24 2Q24 Tier 1 Leverage Ratio Tier 1 Leverage Ratio 5.0% Well Capitalized Threshold

0% 20% 40% 60% 80% 100% 120% 140% 160% 58.48% (60%) (40%) (20%) 0% 20% 40% 60% 80% 100% 120% 140% CAGR % Change CBNK 17.1% 148% NASDAQ Regional Banking Index 9.3% 66% Selected Banks2 Median 9.3% 67% Share Appreciation Outperforms Industry Share Price Change Since CBNK IPO on 9/26/20181TBVPS + Dividend Growth Since 2018Q3 80%+ Outperformance vs. both groups 100%+ Outperformance vs. both groups Source: S&P Global Market Intelligence; FactSet. Note: Market data as of 7/25/2024. 1 CBNK IPO price of $12.50 used as starting price for price change calculation. 2 Select banks with assets between $1.5 billion and $5.0 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BHRB, BPRN, BWFG, EBTC, FLIC, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, PVBC, UNTY). % Change CBNK 107% NASDAQ Regional Banking Index 2% Selected Banks2 Median (9%) 24

Dominic Canuso Chief Financial Officer (301) 468-8848 x1403 Ed Barry Chief Executive Officer (240) 283-1912 NASDAQ: CBNK

Appendix

Renewables Business Poised to Grow as Energy Transition Continues to Take Hold OperationsProject AssemblyDevelopmentProject Lifecycle LTC Development Loans Formula based on mid and late-stage development assets Rate: Prime + 1.0% to 3.0% Variable, quarterly adjust Term: 24 months Loan to Cost: Up to 90% Solar Project Assembly Loan Formula based for projects that have reached NTP (“Notice to Proceed”) Rate: 1YR Treasury + 2.75% to 4.0% Variable, quarterly adjust Term: 12 months to 18 months Loan to Cost: Up to 95% USDA Guaranteed Term Loans Structured fully-amortizing USDA term loans. Up to 80% USDA Guarantee Rate: 5/7/10YR Treasury + 2.75% to 4.0% Reset at 5/7/10YR Term: 300 months Loan to Cost: Up to 75% Investors typically offer secondary market premiums for USDA guaranteed solar loans Longer loan terms relative to conventional lending products Minimal financial covenants with a focus on payment defaults Guaranteed lending products offer competitive pricing USDA programs require matching amortization and loan terms Up to 80% loan guarantee (US Government) Full discretion to sell the guaranteed portion of the loan into a liquid and lucrative secondary market at any time Increased loan sizes but only the unguaranteed portion of the loan is considered for legal lending purposes Borrower Lender Key Milestones Mechanical Completion Permission to Operation Commercial Operations Date Placed in Service Substantial Completion Final Completion Notice to Proceed U.S. Electricity Generation from Selected Fuels Billion kilowatt-hours 0 1,000 2,000 3,000 4,000 5,000 6,000 2005 2020 2035 2050 2022 History Projections Solar* Data source: U.S. Energy Information Administration, Annual Energy Outlook 2023 (AEO2023) *Includes utility-scale and end-use photovoltaic generation and excludes off-grid photovoltaics. **Includes petroleum, conventional hydroelectric power, geothermal, wood and other biomass, pumped storage, non-biogenic municipal waste in the electric power sector, refinery gas, still gas, batteries, chemicals, hydrogen, pitch, purchased steam, sulfur, and miscellaneous technologies. Wind Natural Gas Coal Nuclear Other**9% 18% 20% 39% 10% 5% 6% 11% 5% 22% 22% 33% Significant Market Opportunity Given Renewables Growth Benefits of USDA Loans Loan Products are Designed to Provide Efficient and Effective Capital Through Every Phase of the Renewable Energy Project Lifecycle 27

Tangible Book Value Per Share (in thousands, except per share amount) June 30, 2024 March 31, 2024 June 30, 2023 Total Stockholders' Equity 267,854$ 259,465$ 237,435$ Less: Preferred equity - - - Less: Intangible assets - - - Tangible Common Equity 267,854$ 259,465$ 237,435$ Period End Shares Outstanding 13,910,467 13,889,564 13,981,414 Tangible Book Value Per Share 19.26$ 18.68$ 16.98$ Net Interest Margin, as Adjusted(1) (in thousands) June 30, 2024 March 31, 2024 June 30, 2023 Net Interest Income 37,057$ 35,008$ 35,340$ Less: Credit card loan income 15,205 14,457 14,818 Net Interest Income, as Adjusted 21,852$ 20,551$ 20,522$ Average Interest Earning Assets 2,307,070 2,254,663 2,136,936 Less: Average credit card loans 111,288 110,483 110,574 Total Average Interest Earning Assets, as Adjusted 2,195,782$ 2,144,180$ 2,026,362$ Net Interest Margin, as Adjusted(1) 4.00% 3.85% 4.06% (1) Annualized Quarters Ended Quarters Ended Reconciliation of Non-GAAP Information 28

Net Charge-offs to Average Portfolio Loans(1) Quarters Ended (in thousands) June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Total Net Charge-offs $ 1,935 $ 1,987 $ 2,477 $ 1,780 $ 1,583 Total Average Portfolio Loans 1,992,630 1,927,372 1,863,298 1,847,772 1,802,608 Net Charge-offs to Average Portfolio Loans(1) 0.39% 0.41% 0.53% 0.38% 0.35% Nonperforming Loans to Total Portfolio Loans Quarters Ended (in thousands) June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Total Nonperforming Loans $ 14,053 $ 14,361 $ 16,042 $ 15,236 $ 15,709 Total Portfolio Loans 2,021,588 1,964,525 1,903,288 1,862,679 1,838,131 Nonperforming Loans to Total Portfolio Loans 0.70% 0.73% 0.84% 0.82% 0.85% Allowance for Credit Losses to Total Portfolio Loans Quarters Ended (in thousands) June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Allowance for Credit Losses $ 30,832 $ 29,350 $ 28,610 $ 28,279 $ 27,495 Total Portfolio Loans 2,021,588 1,964,525 1,903,288 1,862,679 1,838,131 Nonperforming Loans to Total Portfolio Loans 1.53% 1.49% 1.50% 1.52% 1.50% (1) Annualized Reconciliation of Non-GAAP Information 29

Earnings Metrics, as Adjusted (in thousands, except per share data) June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Net Income 8,205$ 6,562$ 9,030$ 9,788$ 7,318$ Add: Merger-Related Expenses, net of tax 62 538 - - - Net Income, as Adjusted 8,267$ 7,100$ 9,030$ 9,788$ 7,318$ Weighted average common shares - Diluted 13,895 13,919 13,989 14,024 14,059 Earnings per share - Diluted 0.59$ 0.47$ 0.65$ 0.70$ 0.52$ Earnings per share - Diluted, as Adjusted 0.59$ 0.51$ 0.65$ 0.70$ 0.52$ Average Assets 2,353,868$ 2,299,234$ 2,202,479$ 2,221,117$ 2,184,351$ Return on Average Assets(1) 1.40% 1.15% 1.63% 1.75% 1.34% Return on Average Assets, as Adjusted(1) 1.41% 1.24% 1.63% 1.75% 1.34% Average Equity 263,425$ 258,892$ 248,035$ 242,671$ 238,684$ Return on Average Equity(1) 12.53% 10.19% 14.44% 16.00% 12.30% Return on Average Equity, as Adjusted(1) 12.62% 11.03% 14.44% 16.00% 12.30% Net Interest Income 37,057$ 35,008$ 34,889$ 36,810$ 35,340$ Noninterest Income 6,890 5,972 5,936 6,326 6,687 Total Revenue 43,947$ 40,980$ 40,825$ 43,136$ 42,027$ Noninterest Expense 29,493 29,487 26,907 28,046 29,592 Efficiency Ratio(2) 67.11% 71.95% 65.91% 65.02% 70.41% Noninterest Expense 29,493$ 29,487$ 26,907$ 28,046$ 29,592$ Less: Merger-Related Expenses 83 712 - - - Noninterest Expense, as Adjusted 29,410$ 28,775$ 26,907$ 28,046$ 29,592$ Efficiency Ratio, as Adjusted(2) 66.92% 70.22% 65.91% 65.02% 70.41% (1) Annualized (2) The eff iciency ratio is calculated by dividing noninterest expense by total revenue (net interest income plus noninterest income). Quarters Ended Reconciliation of Non-GAAP Information 30